UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2023

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Arch Resources, Inc. (the “Company”) was held on May 12, 2023. The following proposals were submitted by the Board of Directors of the Company to a vote of stockholders, and the final results of the voting on each proposal is noted below. On the record date of March 17, 2023, there were 18,736,173 shares of the Company’s common stock outstanding and entitled to vote.

Proposal 1 – Election of Directors

The following seven individuals were nominated to serve as directors of the Company. As indicated below, the seven nominees were elected as directors of the Company to serve for a term expiring at the 2024 annual meeting of stockholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
James N. Chapman	12,633,586	78,655	1,843,778
John W. Eaves	12,624,706	87,535	1,843,778
Holly Keller Koeppel	11,845,950	866,291	1,843,778
Patrick A. Kriegshauser	12,664,992	47,249	1,843,778
Paul A. Lang	12,675,961	36,280	1,843,778
Richard A. Navarre	12,602,714	109,527	1,843,778
Molly P. Zhang (aka Peifang Zhang)	12,664,766	47,475	1,843,778

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The stockholders were asked to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The proposal was approved, on an advisory basis, as indicated below.

For	Against	Abstain	Broker Non-Votes
12,556,654	103,028	52,559	1,843,778

Proposal 3 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The stockholders were asked to approve an advisory vote on frequency of say-on-pay votes and the Company recommended that the stockholder vote for a one-year interval for the advisory vote on executive compensation.  The advisory vote on frequency of say-on-pay votes was approved for one year by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.  Based on the recommendation of the Board of Directors with respect to this proposal and these results, the Company has decided to hold an advisory vote on executive compensation annually until the occurrence of the next advisory vote on the frequency of say-on-pay votes.

1 Year	2 Years	3 Years	Abstain
11,631,693	66,703	998,905	14,940

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young, L.L.P., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The appointment was ratified, as indicated below.

For	Against	Abstain	Broker Non-Votes
13,669,086	885,145	1,788	-

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2023	Arch Resources, Inc.

	By:	/s/ Rosemary L. Klein
Rosemary L. Klein
Senior Vice President – Law, General Counsel and Secretary